SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2001
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  FUEL NATION, INC.
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                    (Exact Name of Registrant as Specified in Charter)

  Florida                            1-12350                   65-0827 283
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  (State or Other Jurisdiction        (Commission             (IRS Employer
          of Incorporation)           File Number)          Identification No.)

  1700 North Dixie Highway, Suite 125, Boca Raton, FL            33432
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code    (561) 391-2883
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       (Former Name or Former Address, if Changed Since Last Report)

Item 6.  Resignations of Registrant's Directors.

         (a) The following directors have resigned from the board of directors of the company during March, 2001, for personal reasons and not as a result of any dispute of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices:

                                 Robert Simmons

                                 Joel Brownstein

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FUEL NATION, INC.
                                                           (Registrant)

Date     March 27, 2001                     By  /s/ Chris Salmonson
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                                                           (Signature)


                                             Chris Salmonson, President
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                                               (Please Print Name and Title)